UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2021

QUALTRICS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39952	47-1754215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West River Park Drive
Provo, Utah 84604
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (385) 203-4999

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	XM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Items 5.07 and 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

In connection with the completion of the previously announced acquisition of Clarabridge, Inc., a Delaware corporation (“Clarabridge”), by Qualtrics International Inc., a Delaware corporation (the “Company”), on September 28, 2021, SAP America, Inc., a wholly-owned subsidiary of SAP SE (“SAP”) and the holder of a majority of the outstanding shares of Class B common stock of the Company, approved by written consent in accordance with the Company’s amended and restated certificate of incorporation and the Company’s amended and restated bylaws (i) the assumption, amendment and restatement of certain Clarabridge equity incentive plans (the “Clarabridge Stock Plans”) by the Company and (ii) the assumption of all options to purchase shares of Clarabridge stock then-outstanding under the Clarabridge Stock Plans (the “Clarabridge Options”) and the conversion of such Clarabridge Options into options to purchase shares of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock,” with such assumed Clarabridge Options becoming “Company Options”) by the Company, in each case, pursuant to the terms of an Agreement and Plan of Reorganization and Merger, dated as of July 29, 2021 (as amended, the “Merger Agreement”), by and among the Company, Clarabridge, Rhodium Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company and without stockholder approval pursuant to Rule 5635(c)(3) of the Nasdaq Listing Rules and the related interpretive material in IM-5635-1. SAP holds 423,170,610 shares of the Company’s Class B common stock, representing 100% of the outstanding shares of the Company’s Class B common stock as of September 28, 2021.

Item 8.01 Other Events.

On October 1, 2021, the Company completed its previously announced acquisition of Clarabridge pursuant to the terms of the Merger Agreement. The acquisition was accomplished by the merger of Merger Sub with and into Clarabridge (the “Merger”), and upon consummation of the Merger, Merger Sub ceased to exist and Clarabridge became a wholly-owned subsidiary of the Company.
Pursuant to the terms of the Merger Agreement, at the closing of the Merger (the “Closing”), all shares of Clarabridge capital stock issued and outstanding immediately before the effective time of the Merger were cancelled in exchange for aggregate consideration of $1.125 billion, subject to certain adjustments, in the form of shares of Company Stock (the “Stock Consideration”); provided, that shares of Clarabridge capital stock held by unaccredited Clarabridge stockholders were cancelled in exchange for the right to receive cash in lieu of the Stock Consideration. The number of shares to be issued in connection with the Stock Consideration was calculated based on a fixed value of $37.33 per share, which is the average of the daily volume-weighted average sales price per share of Company Stock on the Nasdaq Select Market during the ten consecutive trading days ending three trading days immediately preceding the date of the Merger Agreement.

The Company will issue the Stock Consideration in reliance upon the exemptions from registration afforded by Section 4(a)(2) and/or Rule 506 promulgated under the Securities Act of 1933, as amended.

A portion of the aggregate consideration is being held back by the Company to secure the indemnification obligations of the Clarabridge securityholders and certain post-Closing adjustments for the amount of indebtedness of, the working capital of, the unpaid transaction expenses incurred by and the amount of cash held by Clarabridge and its subsidiaries.

In addition, pursuant to the terms of the Merger Agreement, (i) the Clarabridge Stock Plans have been assumed, amended and restated by the Company, (ii) the Clarabridge Options have been assumed by the Company and converted into corresponding Company Options to purchase, in the aggregate, 3,203,885 shares of Class A Common Stock, and (iii) the Company will grant equity incentive awards to certain continuing employees of Clarabridge and its subsidiaries under the 2021 Qualtrics International Inc. Inducement Equity Plan at the Company’s sole discretion.

The Company issued a press release on October 1, 2021, announcing the Closing, and such press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the anticipated benefits and timing of the proposed transaction between the Company and Clarabridge and the product and markets of each company. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or outcomes to differ materially from those anticipated or implied in the statements. Additional risks and uncertainties that could cause actual results, performance or outcomes to differ materially from those contemplated by the forward-looking statements are and/or will be included under the caption “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and any subsequent public filings. Forward-looking statements speak only as of the date the statements are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update forward-looking statements, whether to reflect new information, events or circumstances after the date they were made or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Qualtrics International Inc. dated October 1, 2021, filed herewith.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALTRICS INTERNATIONAL INC.

Dated: October 1, 2021	By:	/s/ Blake Tierney
	Name:	Blake Tierney
	Title:	General Counsel